EXHIBIT a(1)(ii)
The Instructions accompanying this Letter of Acceptance and Transmittal should be read carefully before this Letter of Acceptance and Transmittal is completed. The Depositary, the U.S. Forwarding Agent, the Information Agent or your broker or other financial advisor can assist you in completing this Letter of Acceptance and Transmittal (see back page of this document for addresses and telephone numbers).
LETTER OF ACCEPTANCE AND TRANSMITTAL
for Deposit of Common Shares of
FAIRMONT HOTELS & RESORTS INC.
Pursuant to the Offer dated December 9, 2005 made by ICAHN PARTNERS LP and
ICAHN PARTNERS MASTER FUND LP
THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 8:00 P.M. (TORONTO TIME) ON
FEBRUARY 7, 2006 (THE “EXPIRY TIME”) UNLESS EXTENDED OR WITHDRAWN.
This Letter of Acceptance and Transmittal (or a facsimile thereof), properly completed and duly executed, together with all other required documents, must accompany (i) share certificates for Common Shares (the “Fairmont Shares”) and associated rights (“Rights”) of Fairmont Hotels & Resorts Inc. (“Fairmont” or the “Company”) deposited pursuant to the offer (the “Offer”) dated December 9, 2005 made by Icahn Partners LP and Icahn Partners Master Fund LP (collectively, the “Offeror”) to purchase up to 29,684,400 Fairmont Shares, and (ii) if the Separation Time occurs prior to the Expiry Time and Rights Certificates are distributed by the Company to the holders of Fairmont Shares prior to the time that a holder’s Fairmont Shares are deposited pursuant to the Offer for the Fairmont Shares, Rights Certificates representing Rights equal in number to the number of Fairmont Shares deposited.
The terms and conditions of the Offer are incorporated by reference in this Letter of Acceptance and Transmittal. Capitalized terms used but not defined in this Letter of Acceptance and Transmittal which are defined in the Offer to Purchase (the “Offer to Purchase”) and the accompanying take-over bid circular (the “Circular”) dated December 9, 2005 have the meanings ascribed to them in the Offer to Purchase and the Circular.
Holders of Fairmont Shares or Rights who wish to deposit Fairmont Shares or Rights but (i) whose certificates for such Fairmont Shares or Rights are not immediately available, (ii) who cannot complete the procedure for book-entry transfer on a timely basis or (iii) who cannot deliver all other required documents to the Depositary or U.S. Forwarding Agent no later than the Expiry Time must deposit their Fairmont Shares or Rights according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance — Procedure for Guaranteed Delivery”. See Instruction 2, “Procedure for Guaranteed Delivery”.
This Letter of Acceptance and Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of Fairmont Shares or Rights is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (pursuant to the procedures set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance — Book-entry Transfer”).
DELIVERY OF THIS LETTER OF ACCEPTANCE AND TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY OR U.S. FORWARDING AGENT, AS APPLICABLE. YOU MUST SIGN THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND, IF YOU ARE A U.S. SECURITYHOLDER, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

TO:	Icahn Partners LP and Icahn Partners Master Fund LP

AND TO:	CIBC Mellon Trust Company (the “Depositary”) or Mellon Investor Services LLC (the “U.S. Forwarding Agent”), at their offices set out herein
The undersigned delivers to you the enclosed certificate(s) for Fairmont Shares and Rights and, subject only to the provisions of the Offer regarding withdrawal, irrevocably accepts the Offer for such Fairmont Shares and Rights. The undersigned understands that, unless waived by the Offeror, holders of Fairmont Shares are required to deposit one Right for each Fairmont Share in order to effect a valid deposit of such Fairmont Share or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto. The following are the details of the enclosed certificate(s):
FAIRMONT SHARES†

Number of Fairmont
		Shares Represented	Number of Fairmont
Certificate Number(s)	Name(s) in which Registered	by Certificate	Shares Deposited*

TOTAL:
RIGHTS† **

Number of Rights
		Represented by	Number of Rights
Certificate Number(s)*	Name(s) in which Registered	Certificate	Deposited*

TOTAL:
(Please print or type. If space is insufficient, please attach a list to this Letter of Acceptance and Transmittal in the above form.)

†	Need not be completed if transfer is made by book-entry.

*	Unless otherwise indicated, all Fairmont Shares and Rights evidenced by any certificate(s) submitted to the Depositary or U.S. Forwarding Agent will be deemed to have been deposited under the Offer. See Instruction 6. “Partial Deposits”.

**	The following procedures must be followed in order to effect the valid delivery of Rights Certificates: (i) if the Separation Time has not occurred under the Fairmont Rights Plan and Rights Certificates have not been distributed by the Company, the delivery of Fairmont Shares by a depositing holder of Fairmont Shares will also constitute a deposit of the associated Rights; (ii) if Rights Certificates have been distributed by the Company and received by the undersigned by the time the undersigned delivers the certificates for the Fairmont Shares, such Rights Certificates must be delivered with the certificates for the Fairmont Shares; and (iii) if Rights Certificates have been distributed by the Company but have not been received by the undersigned by the time the undersigned delivers the certificates for the Fairmont Shares, the undersigned may deposit its Rights Certificates by using the guaranteed delivery procedure described below. See Instruction 2, “Procedure for Guaranteed Delivery”.

The undersigned acknowledges that if more than 29,684,400 Fairmont Shares are deposited under the Offer and not withdrawn, the Fairmont Shares to be purchased under the Offer from each depositing Shareholder will be determined on a pro rata basis, disregarding fractions by rounding down to the nearest whole number of Fairmont Shares in respect of each depositing Shareholder.
The undersigned acknowledges receipt of the Offer to Purchase and Circular and represents and warrants that: (i) the undersigned has full power and authority to deposit, sell, assign and transfer the Fairmont Shares and any Other Securities (as defined below) being deposited pursuant to this Letter of Acceptance and Transmittal (collectively, the “Deposited Securities”); (ii) the undersigned or the Person on whose behalf the Deposited Securities are being deposited owns (including, without limitation, within the meaning of Rule 14e-4 under the Exchange Act) the Deposited Securities that are being deposited; (iii) the Deposited Securities have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Securities, to any other Person; (iv) the deposit of the Deposited Securities complies with applicable laws (including with Rule 14e-4 under the Exchange Act); and (v) when the Deposited Securities are taken up and paid for by the Offeror, the Offeror will acquire good title thereto free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others. The acceptance of the Offer pursuant to the procedures set forth herein shall constitute an agreement between the depositing holder of Deposited Securities and the Offeror in accordance with the terms and conditions of the Offer.
IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Acceptance and Transmittal, subject only to the provisions of the Offer to Purchase regarding withdrawal rights, the undersigned irrevocably accepts the Offer for and in respect of the Deposited Securities and (unless deposit is to be made pursuant to the procedure for deposit by book-entry transfer set forth in Section 3 of the Offer to Purchase, ''Manner of Acceptance — Book-entry Transfer’’) delivers to you the enclosed Fairmont Share certificate(s) and/or Rights Certificates representing the Deposited Securities and, on and subject to the terms and conditions of the Offer to Purchase, deposits, sells, assigns and transfers to the Offeror all right, title and interest in and to the Deposited Securities, and in and to all rights and benefits arising from the Fairmont Shares and/or Rights, including any and all Other Securities.
If, on or after the date of the Offer, the Company should declare or pay any dividend (other than the dividend of $0.06 per Fairmont Share payable on January 27, 2006) or declare, make or pay any other distribution or payment on or declare, allot, reserve or issue any securities, rights or other interests with respect to the Fairmont Shares, that is payable or distributable to the holders of such Fairmont Shares on a record date that precedes the date of transfer of such Fairmont Shares into the name of the Offeror or its nominees or transferees on the share register maintained by or on behalf of the Company in respect of Fairmont Shares accepted for purchase pursuant to the Offer, then without prejudice to the Offeror’s rights under Section 4 of the Offer to Purchase, “Conditions of the Offer”:
(a)	in the case of cash dividends, distributions or payments, the amount of the dividends, distributions or payments shall be received and held by the depositing Shareholders for the account of the Offeror until the Offeror pays for such Fairmont Shares, and to the extent that such dividends, distributions or payments do not exceed the cash purchase price per Fairmont Share payable by the Offeror pursuant to the Offer, the cash purchase price per Fairmont Share pursuant to the Offer will be reduced by the amount of any such dividend, distribution or payment;

(b)	in the case of non-cash dividends, distributions, payments, rights or other interests, the whole of any such non-cash dividend, distribution, payment, right or other interest shall be received and held by the depositing Shareholders for the account of the Offeror and shall be required to be promptly remitted and transferred by the depositing Shareholders to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer; and
(c)	in the case of any cash dividends, distributions or payments in an amount that exceeds the cash purchase price per Fairmont Share, the whole of any such cash dividend, distribution or payment shall be received and held by the depositing Shareholders for the account of the Offeror and shall be required to be promptly remitted and transferred by the depositing Shareholders to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer. Pending such remittance, the Offeror will be entitled to all rights and privileges as owner of any such dividend, distribution or payment and may withhold the entire purchase price payable by the Offeror pursuant to the Offer or deduct from the purchase price payable by the Offeror pursuant to the Offer the amount or value of the dividend, distribution or payment as determined by the Offeror in its sole discretion.
The undersigned further deposits, sells, assigns and transfers to the Offeror all of the right, title and interest of the undersigned in and to any and all Rights associated with the deposited Fairmont Shares and agrees to deliver Rights Certificates representing Rights equal in number to the number of Fairmont Shares deposited pursuant to the Offer to the Depositary or U.S. Forwarding Agent within three business days after the date, if any, that Rights Certificates are distributed. If the Separation Time does not occur prior to the Expiry Time, a deposit of Fairmont Shares will also constitute a deposit of the associated Rights. If the Separation Time occurs prior to the Expiry Time and Rights Certificates are distributed by the Company to holders of Fairmont Shares prior to the time that the undersigned deposits its Fairmont Shares pursuant to the Offer, in order for the Fairmont Shares to be validly deposited, Rights Certificates representing Rights equal in number to the number of Fairmont Shares deposited must be delivered to the Depositary or U.S. Forwarding Agent. If the Separation Time occurs prior to the Expiry Time and Rights Certificates are not distributed by the time the undersigned deposits its Fairmont Shares pursuant to the Offer, the undersigned may deposit its Rights before receiving Rights Certificates by using the guaranteed delivery procedure described in Section 3 of the Offer to Purchase, “Manner of Acceptance — Procedure for Guaranteed Delivery’’.
The Offeror reserves the right to require, if the Separation Time occurs before the Expiry Time, that the Depositary or U.S. Forwarding Agent receive, prior to taking up the Fairmont Shares of a depositing Shareholder for payment pursuant to the Offer, Rights Certificate(s) from such depositing Shareholder representing Rights equal in number to the Fairmont Shares deposited by such holder.
If the undersigned’s Fairmont Share certificates or Rights Certificates are not immediately available, the undersigned cannot complete the procedures for book-entry transfer on a timely basis, or the undersigned cannot deliver its Fairmont Share certificates or Rights Certificates and all other required documents to the Depositary or U.S. Forwarding Agent no later than the Expiry Time, the undersigned must deliver its Fairmont Shares or Rights according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance — Procedure for Guaranteed Delivery’’.
The undersigned irrevocably appoints each officer of the Depositary and each officer of the Offeror and any other Person designated by the Offeror in writing as the true and lawful agents, attorneys and attorneys-in-fact and proxies of the undersigned with respect to the Fairmont Shares and/or Rights registered in the name of the undersigned on the books of the Company and deposited pursuant to the Offer and purchased by the Offeror (the “Purchased Securities’’), and with respect to any and all dividends (other than the dividend of $0.06 per Fairmont Share payable on January 27, 2006), distributions, payments, securities, rights (including Rights), warrants, assets or other interests (collectively, “Other Securities’’), which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Purchased Securities on or after the date of the Offer, except as otherwise indicated in Section 10 of the Offer to Purchase, “Changes in Capitalization; Dividends and Distributions; Liens”.
The power of attorney will be granted upon execution of this Letter of Acceptance and Transmittal and shall be effective on and after the date that the Offeror takes up and pays for Purchased Securities (the “Effective Date”), with full power of substitution and resubstitution in the name of and on behalf of the undersigned (such power of attorney, coupled with an interest, being irrevocable) to: (i) transfer ownership of the Purchased Securities on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Offeror; (ii) register or record the transfer of Purchased Securities and Other Securities on the registers of the Company; (iii) execute and deliver, as and when requested by the Offeror, any instruments of proxy, authorization or consent in form and on terms satisfactory to the Offeror in respect of such Purchased Securities and Other Securities, revoke any such instrument, authorization or consent or designate in such instrument, authorization or consent any Person or Persons as the proxy of such holder in respect of the Purchased Securities for all purposes including, without limitation, in connection with any meeting (whether annual, special or otherwise or any adjournment thereof) of holders of relevant securities of the Company; (iv) execute and negotiate any cheques or other instruments representing any Other Securities payable to the undersigned; and (v) exercise any rights of the undersigned with respect to such Purchased Securities and Other Securities, all as set forth in this Letter of Acceptance and Transmittal.
The undersigned also agrees, effective on and after the Effective Date, not to vote any of the Purchased Securities or Other Securities at any meeting (whether annual, special or otherwise or any adjournment thereof) of holders of Fairmont Shares or holders of Other Securities and not to exercise any or all of the other rights or privileges attached to the Purchased Securities or Other Securities and agrees to execute and deliver to the Offeror any and all instruments of proxy, authorizations or consents, in form and on terms satisfactory to the Offeror, in respect of all or any of the Purchased Securities or Other Securities, and to designate in such instruments of proxy the Person or Persons specified by the Offeror as the proxy or the proxy nominee or nominees of the holder in respect of the Purchased Securities or Other Securities. Upon such appointment, all prior proxies given by the holder of such Purchased Securities or Other Securities with respect thereto shall be revoked and no subsequent proxies may be given by such Person with respect thereto.
The undersigned covenants to execute, upon request of the Offeror, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Purchased Securities or Other Securities to the Offeror and acknowledges that all authority therein conferred or agreed to be conferred may be exercised during any subsequent legal incapacity of the undersigned and shall, to the extent permitted by law, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned therein shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
The undersigned instructs the Offeror and the Depositary, upon the Offeror taking up the Deposited Securities, to mail a cheque, payable in U.S. funds (or, at the election of the Shareholder, the equivalent in Canadian funds based upon the Bank of Canada noon spot exchange rate for Canadian dollars on the date following the expiry of the Offer on which funds are provided to the Depositary to pay for Fairmont Shares purchased pursuant to the Offer), to such Shareholder representing the cash payment for such securities to which such Shareholder is entitled. Unless the undersigned instructs the Depositary to hold the cheque for pick-up by checking the appropriate box below, the cheque will be forwarded by first class mail to the undersigned at the address specified below. If no address is specified, the cheque will be forwarded to the address of the holder as shown on the share register maintained by or on behalf of the Company. Should any Deposited Securities not be purchased, the deposited certificates and other relevant documents shall be returned promptly in accordance with the instructions in the preceding sentence. The undersigned acknowledges that the Offeror has no obligation pursuant to the instructions given below to transfer any Deposited Securities from the name of the registered holder thereof if the Offeror does not purchase any of the Deposited Securities.
By reason of the use by the undersigned of an English language form of Letter of Acceptance and Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Acceptance and Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par l’offre acceptée par cette lettre d’acceptation et d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

SHAREHOLDER INFORMATION AND INSTRUCTIONS
Please review carefully and complete the following boxes, as appropriate.
BLOCK A
ISSUE CHEQUE IN THE NAME OF:
(please print or type)

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (or Zip) Code)

(Telephone — Business Hours)

(Tax Identification, Social Insurance or Social Security Number)

BLOCK B
SEND CHEQUE (Unless BLOCK “C” is
checked) TO:
(please print or type)
☐ Same as address in Block A or to:

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (or Zip) Code)

(Telephone — Business Hours)

(Tax Identification or Social Insurance Number)

BLOCK C
SPECIAL PICK-UP INSTRUCTIONS

☐	HOLD CHEQUE FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY WHERE THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IS DEPOSITED. (Check box)

Signature guaranteed by (if required under Instruction 4):

Dated:

Authorized Signature of Guarantor	Signature of holder of Fairmont Shares or Rights or
Authorized Representative — See Instructions 3 and 5

Name of Guarantor (please print or type)	Name of holder of Fairmont Shares or Rights
(please print or type)

Address of Guarantor (please print or type)	Name of Authorized Representative, if applicable
(please print or type)

Daytime telephone number of holder of Fairmont
Shares or Rights or Authorized Representative

Daytime facsimile number of holder of Fairmont
Shares or Rights or Authorized Representative

Tax Identification, Social Insurance or Social Security
Number of holder of Fairmont Shares or Rights
BLOCK D
CURRENCY OF PAYMENT

☐	Check here if you wish to receive payment under the Offer in Canadian dollars based upon the Bank of Canada noon spot exchange rate for Canadian dollars on the date following the expiry of the Offer on which funds are provided to the Depositary to pay for Fairmont Shares purchased pursuant to the Offer. (Check box)
A shareholder who does not check the box above will receive payment under the Offer in U.S. dollars.

BLOCK E
A U.S. Securityholder is any Shareholder that is either (A) providing an address in Block “B” which is located within the United States or any territory or possession thereof or (B) a U.S. person for United States federal income tax purposes.
INDICATE WHETHER OR NOT YOU ARE A U.S. SECURITYHOLDER OR ARE ACTING ON
BEHALF OF A U.S. SECURITYHOLDER

☐	The owner signing above represents that it is not a U.S. Securityholder and is not acting on behalf of a U.S. Securityholder.

☐	The owner signing above is a U.S. Securityholder or is acting on behalf of a U.S. Securityholder.
     IF YOU ARE A U.S. SECURITYHOLDER OR ACTING ON BEHALF OF A U.S. SECURITYHOLDER, IN ORDER TO AVOID U.S. BACKUP WITHOLDING YOU MUST FURNISH A SUBSTITUTE FORM W-9, OR, IN CERTAIN CIRCUMSTANCES, ANOTHER WITHOLDING TAX CERTIFICATE. YOU CAN FIND MORE INFORMATION BELOW (SEE “INSTRUCTION 7, ‘IMPORTANT INFORMATION FOR U.S. SECURITYHOLDERS’”).
BLOCK F

☐	CHECK HERE IF FAIRMONT SHARES AND/OR RIGHTS ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING: (please print or type)

Name of Registered Holder	Date of Execution of Notice

Window Ticket Number (if any)

Name of Institution which Guaranteed Delivery

BLOCK G

☐	CHECK HERE IF DEPOSITED FAIRMONT SHARES OR RIGHTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER FAIRMONT SHARES OR RIGHTS BY BOOK-ENTRY TRANSFER): (please print or type)

Name of Depositing Institution:

Account Number:

Transaction Code Number:

INSTRUCTIONS

1.	Use of Letter of Acceptance and Transmittal
(a)	This Letter of Acceptance and Transmittal (or a manually signed facsimile thereof) together with accompanying certificates representing the Deposited Securities (or, if deposit is made pursuant to the procedure for deposit by book-entry transfer set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance — Book-entry Transfer”, a Book-Entry Confirmation of a book-entry transfer of the Deposited Securities into the Depositary’s account at the Book-Entry Transfer Facility) and all other documents required by the terms of the Offer to Purchase and this Letter of Acceptance and Transmittal must be received by the Depositary or U.S. Forwarding Agent at any of the offices specified on the back cover page of this Letter of Acceptance and Transmittal no later than the Expiry Time, unless the Offer is extended or unless the procedure for guaranteed delivery set out in Instruction 2 below is used.

(b)	The method used to deliver this Letter of Acceptance and Transmittal and any accompanying certificates representing Fairmont Shares or Rights is at the option and risk of the holder, and delivery will be deemed effective only when such documents are actually received by the Depositary or U.S. Forwarding Agent, as applicable. The Offeror recommends that the necessary documentation be hand delivered to the Depositary or U.S. Forwarding Agent at any of the offices specified on the back cover page of this Letter of Acceptance and Transmittal, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended.

(c)	Holders of Fairmont Shares or Rights whose Fairmont Shares or Rights are registered in the name of a broker, dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Fairmont Shares or Rights.

2.	Procedure for Guaranteed Delivery
      If a holder of Fairmont Shares or Rights wishes to deposit such Fairmont Shares or Rights pursuant to the Offer and certificates for such Fairmont Shares or Rights are not immediately available, the holder cannot complete the procedure for book-entry transfer on a timely basis, or the holder cannot deliver all other required documents to the Depositary or U.S. Forwarding Agent no later than the Expiry Time, those Fairmont Shares or Rights may nevertheless be deposited under the Offer provided that all of the following conditions are met:
(a)	the deposit is made by or through an Eligible Institution;

(b)	a Notice of Guaranteed Delivery in the form accompanying the Offer to Purchase and Circular or a facsimile thereof, properly completed and duly executed, including a guarantee by an Eligible Institution in the form specified in the Notice of Guaranteed Delivery, is received by the Depositary at the applicable address set out in the Notice of Guaranteed Delivery, no later than the Expiry Time;

(c)	the certificate(s) representing the deposited Fairmont Shares and, if the Separation Time has occurred prior to the Expiry Time and Rights Certificates have been distributed to Shareholders prior to the Expiry Time, the certificate(s) representing the deposited Rights, or a Book-Entry Confirmation with respect to the deposited Fairmont Shares and Rights, together with this Letter of Acceptance and Transmittal (or a facsimile hereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer of Fairmont Shares or Rights, an Agent’s Message), covering the deposited Fairmont Shares and Rights and all other documents required by this Letter of Acceptance and Transmittal, are received by the Depositary at the applicable address specified in the Notice of Guaranteed Delivery no later than 5:00 p.m., Toronto time, on the third trading day on the TSX after the Expiry Time; and

(d)	in the case of Rights where the Separation Time has occurred prior to the Expiry Time but Rights Certificates have not been distributed to Shareholders prior to the Expiry Time, the certificate(s) representing the deposited Rights, in proper form for transfer or a Book-Entry Confirmation with respect to the deposited Rights, together with this Letter of Acceptance and Transmittal (or a facsimile hereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer of Rights, an Agent’s Message), covering the deposited Rights and all other documents required by this Letter of Acceptance and Transmittal, are received by the Depositary at the applicable address specified in the Notice of Guaranteed Delivery no later than 5:00 p.m., Toronto time, on the third business day after Rights Certificates are distributed to holders of Fairmont Shares.
      The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Depositary at the applicable address set out in the Notice of Guaranteed Delivery and must include a guarantee by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery. Delivery of the Notice of Guaranteed Delivery and this Letter of Acceptance and Transmittal and accompanying Fairmont Share certificates and Rights Certificates to any office other than such office of the Depositary does not constitute delivery for purposes of satisfying a guaranteed delivery.
      An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP), or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks or trust companies in the United States.

3.	Signatures
      This Letter of Acceptance and Transmittal must be completed and signed by the registered holder of Deposited Securities (including any participant in the Book-Entry Transfer Facility’s systems whose name appears on a security position listing as the owner of Deposited Securities) accepting the Offer described above or by such holder’s duly authorized representative (in accordance with Instruction 5).
(a)	If this Letter of Acceptance and Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Acceptance and Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) are owned of record by two or more joint owners, all such owners must sign this Letter of Acceptance and Transmittal.

(b)	If this Letter of Acceptance and Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if a cheque is to be issued to a person other than the registered owner(s):

(i)	such deposited certificate(s) must be endorsed or accompanied by an appropriate transfer power of attorney duly and properly completed by the registered owner(s); and

(ii)	the signature(s) on such endorsement or power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 4 below.

4.	Guarantee of Signatures
      If this Letter of Acceptance and Transmittal is signed by a person other than the registered owner(s) (which term, for purposes of these Instructions, includes any participant in the Book-Entry Transfer Facility’s systems whose name appears on a security position listing as the owner of the Deposited Securities) of the Deposited Securities, or if Deposited Securities not purchased are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the registers of the Company or if payment is to be issued in the name of a person other than the registered owner(s) of the Deposited Securities, such signature must be guaranteed by an Eligible Institution (except that no guarantee is required if the signature is that of an Eligible Institution) or in some other manner acceptable to the Depositary or the U.S. Forwarding Agent.

5.	Fiduciaries, Representatives and Authorizations
      Where this Letter of Acceptance and Transmittal is executed by a person acting as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing and this Letter of Acceptance and Transmittal must be accompanied by satisfactory evidence of the authority to act. The Offeror, the Depositary or U.S. Forwarding Agent, at their discretion, may require additional evidence of authority or additional documentation.

6.	Partial Deposits
      Unless deposits are to be made pursuant to the procedure for deposit by book-entry transfer, if less than the total number of Fairmont Shares evidenced by any certificate submitted is to be deposited, fill in the number of Fairmont Shares to be deposited in the appropriate space on this Letter of Acceptance and Transmittal. In such case, new certificate(s) for the number of Fairmont Shares not deposited will be sent to the registered holder as soon as practicable after the Expiry Time. The total number of Fairmont Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated.

7.	Important Information for U.S. Securityholders
      United States federal income tax law generally requires that a U.S. Securityholder who receives cash in exchange for Fairmont Shares or Rights must provide the Depositary with his correct Taxpayer Identification Number (“TIN”), which, in the case of a holder of Fairmont Shares or Rights who is an individual, is generally the individual’s social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained.
      To prevent backup withholding on any payment made to a U.S. Securityholder (or person acting on behalf of a U.S. Securityholder) with respect to Fairmont Shares or Rights deposited, you are required, if you are a U.S. person (as defined below), to notify the Depositary of your current U.S. taxpayer identification number, or TIN, (or the TIN of the person on whose behalf you are acting) by completing the Substitute Form W-9 as described more fully below. If you are a U.S. Securityholder that is not a U.S. person but provides a mailing address in the United States, you may be required to furnish an IRS Form W-8 to avoid backup withholding, which the Depositary will provide upon request.
      Backup withholding is not an additional tax. Amounts withheld are creditable against the shareholder’s regular United States federal income tax liability, and any amount overwithheld generally will be refundable to the shareholder if the shareholder properly files a United States federal income tax return.
      Each U.S. Securityholder of Fairmont Shares or Rights is urged to consult his or her own tax advisor to determine whether such securityholder is required to furnish Substitute Form W-9, is exempt from backup withholding and information reporting, or is required to furnish an IRS Form W-8.
      You are a U.S. person if you are, for U.S. federal income tax purposes, a citizen or a resident of the United States (including a U.S. resident alien), a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust.
      Each depositing U.S. person is required to provide the Depositary with a correct TIN and with certain other information on Substitute Form W-9, which is attached below, and to certify that the TIN provided is correct (or that such U.S. person is awaiting a TIN) and that (a) the U.S. person has not been notified by the Internal Revenue Service that the U.S. person is subject to backup withholding as a result of a failure to report all interest or dividends or (b) the Internal Revenue Service has notified the U.S. person that the U.S. person is no longer subject to backup withholding .
      The TIN is generally the U.S. person’s U.S. Social Security number or the U.S. federal employer identification number. The U.S. person is required to furnish the TIN of the registered owner of the Fairmont Shares or Rights. The enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” explain the proper certification to use if the Fairmont Shares or Rights are registered in more than one name or are not registered in the name of the actual owner. The U.S. Securityholder may write “Applied For” on the Substitute Form W-9 if the tendering U.S. person has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the U.S. Securityholder writes “Applied For” on the TIN line of the Substitute Form W-9 and the Depositary is not provided with a TIN by the time of payment, the Depositary will backup withhold a portion of such payments. Certain U.S. persons are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.
      Failure to provide the required information on the Substitute Form W-9 may subject the tendering U.S. person to a US$50 penalty imposed by the Internal Revenue Service and backup withholding of a portion of any payment. More serious penalties may be imposed for providing false information which, if wilfully done, may result in fines and/or imprisonment.
      U.S. Securityholders that are not U.S. persons but provide a mailing address in the United States may be required to file an IRS Form W-8BEN or other appropriate IRS Form W-8. The Depositary will provide such forms upon request. A failure to properly complete and furnish the appropriate IRS Form W-8 may result in backup withholding.

8.	Miscellaneous
(a)	If the space on this Letter of Acceptance and Transmittal is insufficient to list all certificates for Deposited Securities, additional certificate numbers and number of Deposited Securities may be included on a separate signed list affixed to this Letter of Acceptance and Transmittal.

(b)	If Deposited Securities are registered in different forms (e.g., “John Doe” and ''J. Doe’’), a separate Letter of Acceptance and Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits will be acceptable and no fractional Fairmont Shares will be purchased. All depositing holders of Fairmont Shares, by execution of this Letter of Acceptance and Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of Deposited Securities for payment, except as required by applicable law.

(d)	The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each party to any agreement resulting from the acceptance of the Offer unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario.

(e)	The Offeror will not pay any fees or commissions to any broker or dealer or any other Person for soliciting deposits of Fairmont Shares or Rights pursuant to the Offer except as otherwise set forth in the Offer to Purchase (other than to the Depositary, U.S. Forwarding Agent and Information Agent).

(f)	Before completing this Letter of Acceptance and Transmittal, you are urged to read the accompanying Offer and Circular.

(g)	All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for exchange of any deposit of Fairmont Shares and Rights will be determined by the Offeror, in its sole discretion, which determination will be final and binding on all parties. The Offeror reserves the absolute right to reject a) any and all deposits of Fairmont Shares and Rights determined by it not to be in proper form and b) the acceptance of cash payments which may, in the opinion of the Offeror’s counsel, be unlawful. The Offeror also reserves the absolute right to waive (i) any of the conditions of the Offer or (ii) any defect or irregularity in any deposit of Fairmont Shares or Rights. No deposit of Fairmont Shares and Rights will be deemed to be properly made until all defects and irregularities have been cured or waived. None of the Offeror, the Depositary or any other person will be under any duty to give notification of any defect or irregularity in deposits or incur any liability for failure to give any such notice. The Offeror’s interpretation of the terms and conditions of the Offer (including this Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery) will be final and binding on all parties. The Offeror reserves the right to permit the Offer to be accepted in a manner other than as set forth herein.

(h)	Additional copies of the Offer to Purchase and Circular, this Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery may be obtained from the Depositary, U.S. Forwarding Agent or Information Agent at the addresses listed below.

9.	Lost Certificates
      If a Fairmont Share certificate or Rights Certificate has been lost or destroyed, this Letter of Acceptance and Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will forward such letter to the Company’s registrar and transfer agent so that the transfer agent may provide replacement instructions. If a Fairmont Share certificate or Rights Certificate has been lost or destroyed, please ensure that you provide your telephone number so that the Depositary or the Company’s transfer agent may contact you.
      THIS LETTER OF ACCEPTANCE AND TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE (TOGETHER WITH CERTIFICATES FOR FAIRMONT SHARES AND/OR RIGHTS AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY SIGNED FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY NO LATER THAN THE EXPIRY TIME.

FOR U.S. SHAREHOLDERS ONLY
PLEASE COMPLETE THE SUBSTITUTE FORM W-9 BELOW TO PROVIDE
YOUR TAX IDENTIFICATION NUMBER AND A CERTIFICATION
AS TO YOUR EXEMPTION FROM BACK-UP WITHHOLDING
TO BE COMPLETED BY TENDERING HOLDERS OF COMMON SHARES (OR OTHER PAYEES)
Payer’s Name: CIBC Mellon Trust Company

SUBSTITUTE
Form W-9
Department of the Treasury
Internal Revenue Service
Payer’s Request for Taxpayer
Identification Number(TIN) and
Certification
Part I — Taxpayer Identification Number — For all accounts, enter your taxpayer identification number on the appropriate line at right. Certify by signing and dating below. For further instructions, see Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Name

Business Name
Please check appropriate box
☐ Individual/Sole Proprietor
☐ Corporation
☐ Partnership     ☐ Other

Address

City, State, Zip Code

Social Security Number

OR

Employer Identification Number
(If awaiting TIN, write “Applied For”)

Part II — For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, check the Exempt box below, and complete the Substitute Form W-9.
Exempt ☐

Part III — Certification — Under penalties of perjury, I certify that:
(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a TIN to be issued to me); and

(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)	I am a U.S. person (including a U.S. resident alien).
Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.

Signature	Date
A U.S. SECURITYHOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9
SET FORTH IN THIS LETTER OF ACCEPTANCE AND TRANSMITTAL OR, IF APPLICABLE, THE
APPROPRIATE IRS FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE
GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE OFFER.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
WROTE “APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all payments made to me before I provide a properly certified taxpayer identification number will be subject to the applicable percentage of backup withholding tax.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Specific Instructions
Name. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.
Sole proprietor. Enter your individual name as shown on your social security card on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.
Limited liability company (LLC). If you are a single-member LLC (including a foreign LLCwith a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided.
Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.
Other entities. Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.
Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.)
Exempt From Backup Withholding
If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in Part II, sign and date the form.
Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.
Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding
Exempt payees. Backup withholding is not required on any payments made to the following payees:
1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),
2. The United States or any of its agencies or instrumentalities,
3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,
4. A foreign government or any of its political subdivisions, agencies, or instrumentalities,
5. An international organization or any of its agencies or instrumentalities,
Payees that may be exempt from backup withholding include:
6. A corporation,
7. A foreign central bank of issue,
8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,
9. A futures commission merchant registered with the Commodity Futures Trading Commission,
10. A real estate investment trust,
11. An entity registered at all times during the tax year under the Investment Company Act of 1940,
12. A common trust fund operated by a bank under section 584(a), and
13. A financial institution
Part I—Taxpayer Identification Number (TIN)
Enter your TIN on the appropriate line.
If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it on the social security number line. If you do not have an ITIN, see How to get a TIN below.
If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.
If you are an LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) above), and are owned by an individual, enter your SSN (or EIN, if you have one). If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner’s EIN.
Note: See the chart on this page for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local            Social Security Administration office or get this form on-line at www.socialsecurity.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Get Form W-7, Application for IRS Individual Taxpayer Identification. Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses/ and clicking on Employer ID numbers under Related Topics. You may get Forms W-7 and SS-4 from the IRS by calling 1-800-TAXFORM (1-800-829-3676) or from the IRS’s Internet Web Site at www.irs.gov.
If you do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note: Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.
Part III—Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.
For a joint account, only the person whose TIN is shown in Part I should sign (when required).
1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.
2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.
3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.
4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. The authority to disclose information to combat terrorism expired on December 31, 2003. Legislation is pending that would reinstate this authority.
You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold applicable rates of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply
What Name and Number To Give the Requestor

For this type of account:		Give name and SSN of:
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]

3.	Custodian account of a minor (Uniform, Gift to Minors Act)	The minor[2]

4.	a. The usual revocable savings trust. (grantor is also trustee)	The grantor-trustee[1]

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

5.	Sole proprietorship or single-owner LLC	The owner[3]

6.	A valid trust, estate, or pension trust	Legal entity[4]

7.	Corporate or LLC electing corporate status on Form 8832	The corporation

8.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

9.	Partnership or multi-member LLC	The partnership

10.	A broker or registered nominee	The broker or nominee

11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
2 Circle the minor’s name and furnish the minor’s SSN.
3 You must show your individual name, but you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.
4 List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.
PENALTIES
(1)Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2)Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3)Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

The Depositary for the Offer is:
CIBC MELLON TRUST COMPANY

By Mail P.O. Box 1036 Adelaide Street Postal Station Toronto, ON M5C 2K4	By Registered Mail, Hand or by Courier 199 Bay Street Commerce Court West Securities Level Toronto, ON M5L 1G9
Telephone: (416) 643-5500
Toll Free: 1-800-387-0825
E-Mail: inquiries@cibcmellon.com
The U.S. Forwarding Agent is:
Mellon Investor Services LLC
By Mail, Registered Mail, Hand or Courier
120 Broadway, 13th Floor
New York, New York 10027
Toll Free: 1-800-777-3674
The Information Agent for the Offer is:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Shareholders Call Toll-Free:
1-877-456-3402 (for English)
1-877-825-8777 (for French)
Banks and Brokers Call Collect:
(212) 750-5833

Any questions and requests for assistance may be directed by Shareholders to the Depositary, the U.S. Forwarding Agent or the Information Agent at their respective telephone numbers and locations set out above.